UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 14, 2014
Date of Report (Date of earliest event reported)

PICO HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

California (State or other Jurisdiction of Incorporation or Organization)	33-36383 (Commission File Number)	94-2723335 (IRS Employer Identification No.)

7979 Ivanhoe Avenue, Suite 300
La Jolla, California  92037
(Address of principal executive offices) (Zip code)

Registrant's Telephone Number, Including Area Code:  (888) 389-3222

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

5.02(b). On May 14, 2014, James F. Mosier resigned as the General Counsel and Secretary of PICO Holdings, Inc. (the “Company”). Mr. Mosier is expected to remain employed by the Company through approximately July 3, 2014.

5.02(e).  Reference is made to Item 5.07 below.  On May 14, 2014, the Company’s 2014 Equity Incentive Plan was approved by the Company’s stockholders and became effective.  The terms and conditions of the 2014 Equity Incentive Plan are set forth in the Company’s definitive proxy statement, dated April 2, 2014.  The 2014 Equity Incentive Plan is attached as Exhibit 99.1 hereto. In addition, attached as Exhibit 99.2 hereto  is the Company’s Performance Incentive Plan, which was approved by the Company’s stockholders and became effective on May 15, 2013.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following matters were voted upon at the Annual Meeting of Shareholders of the Company, held on May 14th, 2014. These matters are described in more detail in the Company's definitive proxy statement, dated April 2, 2014.

1.
Election of two members of the Board of Directors of the Company. The shareholders elected two directors to hold office until the 2017 Annual Meeting of Shareholders, or until their successors are duly elected and qualified, by the following votes:

Name of Directors Elected	For	Against	Withheld	Broker Non-Votes
John R. Hart	18,526,991	104,821	87,437	1,987,154
Michael J. Machado	18,527,586	103,526	88,137	1,987,154

The following individuals are continuing directors with terms expiring upon the 2015 Annual Meeting of Shareholders:
Robert G. Deuster and Julie H Sullivan, Ph.D.

The following individuals are continuing directors with terms expiring upon the 2016 Annual Meeting of Shareholders:
Carlos C. Campbell, Kristina M. Leslie, and Kenneth J. Slepicka.

2.	The advisory (non-binding) vote on the compensation of our named executive officers as described in the Company's proxy statement. The proposal was approved, by the following vote:

For	Against	Abstain	Broker Non-Votes
15,495,348	3,186,044	37,857	1,987,154

3.	Ratification of the appointment of Deloitte & Touche LLP to serve as the Company's independent registered public accountant for the 2014 fiscal year. The proposal was approved, by the following vote:

For	Against	Abstain	Broker Non-Votes
20,520,169	169,683	16,551	0

4.	Approval of the Company's 2014 Equity Incentive Plan. The proposal was approved, by the following vote:

For	Against	Abstain	Broker Non-Votes
17,559,158	1,069,920	90,171	1,987,154

Item 9.01	Financial Statements and Exhibits.

99.1    PICO Holdings, Inc. 2014 Equity Incentive Plan
99.2    PICO Holdings, Inc. Performance Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 19, 2014

PICO HOLDINGS, INC.

By: /s/ Maxim C. W. Webb

Maxim C.W. Webb
Executive Vice President, Chief Financial Officer and Treasurer